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                                                                  Exhibit 10.14

                      AMENDMENT ("Amendment") TO AGREEMENT
                                    BETWEEN
                         AIRLINES REPORTING CORPORATION
                                      AND
                          NATIONAL CITY BANK, KENTUCKY
             (formerly known as First National Bank of Louisville)
                                      AND
                        NATIONAL CITY PROCESSING COMPANY
             (formerly known as National Processing Company, Inc.)
                                      FOR
                    AREA SETTLEMENT PLAN PROCESSING SERVICES


This Amendment is entered into as of AUGUST 19, 1995, by and between AIRLINES REPORTING CORPORATION ("ARC"), NATIONAL CITY BANK, KENTUCKY (formerly known as First National Bank of Louisville) ("Bank"), and NATIONAL CITY PROCESSING COMPANY (formerly known as National Processing Company, Inc.) ("NPC") and amends and/or supplements tile Agreement (the "Agreement"), dated October 16, 1986, by and between ARC, Bank, and NPC.

The purpose of this Amendment is to clarify the procedures pursuant to which ARC may establish, amend, or delete repetitive wire transfer instructions received by it from its participating carriers ("Carriers").

ARC, Bank. and NPC hereby agree as follows:

1. AUTHORITY. Bank, in accordance with its procedures, as it may from time to time establish, shall transfer funds from NPC's demand deposit account no. 7036503-0 at Bank to any other account, whether such other account is with Bank or another financial institution, in accordance with instructions received from NPC using repetitive transfer codes ("Repeat Codes"). The parties acknowledge that NPC is authorized to deliver instructions on behalf of ARC for the transfer of Carriers' funds as part of NPC's responsibilities as processor for the Area Settlement Plan Processing Service System (the "ASPPS System"). Bank shall execute such wire transfer instructions in any order convenient to Bank and shall select such means and routes for the transfer of funds, as Bank, in its sole discretion, considers appropriate under the circumstances.

2. ORIGINATOR. The parties hereto agree that ARC shall be deemed to be the originator of any request for the transfer of funds received by Bank from NPC in accordance with the Agreement as hereby amended.

3. PERSONAL IDENTIFICATION NUMBERS. ARC will designate those persons who will act as ARC Representatives and Security Administrator in a writing in the form of Addendum I hereto. Each ARC Representative "'ill be issued a personal identification number (a "PIN"). The Security Administrator designated on Addendum 1 will receive sealed, confidential envelopes which shall set forth each ARC Representative's PIN. Said envelopes will be sent to the attention of the Security Administrator by such method as Bank shall deem appropriate. The ARC Representative's PIN will be verified as part of the confirmation procedure described in Paragraph 4 below. ARC shall be solely responsible for controlling the distribution and safekeeping of. and access to, the PINs.

4. ESTABLISHMENT AND MAINTENANCE OF REPETITIVE WIRE INSTRUCTIONS. ARC will initiate requests to establish, amend, or delete repetitive wire instructions for a Carrier in writing to NPC. Each such request shall be signed by an ARC Representative designated on Addendum I hereto, shall be accompanied by a letter from the Carrier on letterhead of the Carrier, and shall set forth the name and ABA number of' the bank and the number and title of the account, to be credited. ARC shall be solely responsible for determining the authenticity of the letter from the Carrier. NPC may rely and shall be protected in acting upon any written request furnished to it hereunder and believed by it to be genuine and to have been signed by an ARC
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     Representative. Upon receipt of any such notice and letter, NPC shall forward the same to Bank. Bank will confirm the information set forth in the Carrier's letter by calling an ARC Representative designated on Addendum I, other than the individual who signed the request. If Bank is unable to confirm a repetitive wire instruction request within a reasonable time. Bank reserves the right to reject said request. Bank will make a reasonable effort to notify ARC and NPC by telephone of such inability to verify and/or rejection; provided. however, that Bank shall not be liable for any failure to provide such notice. Except as provided herein, Bank shall have no duty to. and shall not. question the authenticity of the notice or letter and shall not be liable for doing so.

5. TRANSFER REQUESTS. As processor for the ASPPS System, NPC will determine the amounts payable to each Carrier and will deliver appropriate transfer requests to Bank at appropriate times in accordance with the Agreement. NPC will transmit transfer requests to Bank in accordance with that certain Wire Transfer Agreement entered into by and between NPC and Bank, dated AUGUST 19, 1995 (the "NPC Agreement"), as amended from time to time. The terms of the NPC Agreement are hereby incorporated by reference as if fully rewritten herein. A copy of the NPC Agreement is attached hereto as Exhibit
     A. ARC hereby acknowledges that it has read arid understands the terms C': the NPC Agreement and, without limiting the generality of the foregoing, specifically agrees that the Security Procedures set forth on Schedule A thereto are commercially reasonable. NPC agrees to notify ARC promptly of any changes in the Security Procedures set forth in the NPC Agreement and any modification or termination of the NPC Agreement.

Except as amended and/or supplemented herein, the parties hereto ratify and confirm the terms of the Agreement, as previously amended.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and each of the undersigned hereby warrants and represents that he or she has been and is, on the date of this Amendment, duly authorized by all necessary and appropriate corporate action to execute this Amendment

AIRLINES REPORTING CORPORATION         NATIONAL CITY BANK, KENTUCKY


By /s/ Jack Mallinger                  By /s/ Tony G. Holcombe
   ---------------------------            ---------------------------
     (Authorized Signer)                     (Authorized Signer)
       Jack Mallinger                         TONY G. HOLCOMBE
   ---------------------------            ---------------------------
        (Printed Name)                          (Printed Name)
Title V.P./Financial Services          Title SENIOR VICE PRESIDENT
      ------------------------               ------------------------


NATIONAL CITY PROCESSING COMPANY

By /s/ Robert E. Johnson
   ---------------------------
     (Authorized Signer)
       ROBERT E. JOHNSON
   ---------------------------
        (Printed Name)
Title EXECUTIVE VICE PRESIDENT
      ------------------------

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